UNITED TRUST GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, June 5, 2001

To the Shareholders of:

UNITED TRUST GROUP, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of United Trust Group Inc., (“UTG”), will be held on Tuesday, June 5, 2001 at 10:00 a.m. at the Corporate headquarters, 5250 South Sixth Street Road, Springfield, Illinois 62703 for the following purposes:

    1.  To elect  eleven  directors  of UTG to serve  for one year and  until  their  successors  are elected and qualified; and

    2.  To consider and act upon such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 13, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date and sign the enclosed proxy and return it promptly so that your vote can be recorded. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

                                                                                                      BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                 UNITED TRUST GROUP, INC.

                                                                                                                     Theodore C. Miller, Secretary

Dated: May 7, 2001
Springfield, Illinois

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS OF
UNITED TRUST GROUP, INC.

GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of United Trust Group, Inc. ("UTG") will be held on on Tuesday, June 5, 2001 at 10:00 a.m. at the Corporate headquarters, 5250 South Sixth Street Road, Springfield, Illinois 62703.

This proxy statement is being sent to each holder of record of the issued and outstanding shares of Common Stock of UTG, no par value (the “Common Stock”), as of April 13, 2001, in order to furnish to each shareholder information relating to the business to be transacted at the meeting.

This proxy statement and the enclosed proxy are being mailed to shareholders of UTG on or about May 7, 2001. The Annual Report has been mailed under separate cover. UTG will bear the cost of soliciting proxies from its shareholders. UTG may reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to the beneficial owners of UTG’s stock. Solicitations may be made by telephone, telegram or by personal calls, and it is anticipated that such solicitations will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward the soliciting material to the beneficial owners of shares held of record by such persons. If necessary, officers and regular employees of UTG may by telephone, telegram or personal interview request the return of proxies.

VOTING

The enclosed proxy is solicited by and on behalf of the Board of Directors. If you are unable to attend the meeting on Tuesday, June 5, 2001, please complete the enclosed proxy and return it to us in the accompanying envelope so that your shares will be represented.

When the enclosed proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of UTG a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If a proxy fails to specify how it is to be voted, it will be voted “FOR” Proposal 1.

Inspectors of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the tabulation of votes cast on a specific proposal presented to the shareholders at the meeting, abstentions will be considered as present and entitled to vote with respect to that specific proposal, whereas broker non-votes will not be considered as present and entitled to vote with respect to that specific proposal.

AFFILIATE COMPANIES

UTG is the ultimate parent company in an insurance holding company system. The following is the current organizational chart for the companies that are members of UTG’s insurance holding company system and affiliates of UTG, and the acronyms that will be used herein to reference the companies:

Organizational Chart

United Trust Group, Inc.
(UTG)
100%
81%
100%
North Plaza of
Somerset, Inc.
(NORTH PLAZA)
First Commonwealth
Corporation
(FCC)
Roosevelt Equity
Corporation
(REC)
100%
Universal Guaranty
Life Insurance Company
(UG)
88%
Appalachian Life
Insurance Company
(APPL)
100%
Abraham Lincoln
Insurance Company
(ABE)

For purposes of this proxy statement, the term “affiliate life insurance companies” shall mean UG, APPL and ABE, and the term “non-insurance affiliate companies” shall mean the affiliated companies other than UG, APPL and ABE.

The companies hereinafter are sometimes collectively referred to as the “Affiliate Companies”.

This proxy at times will refer to UTG's largest shareholder, First Southern Funding LLC, a Kentucky corporation, ("FSF"). Mr. Jesse T. Correll is the majority shareholder of FSF, which is an affiliate of First Southern Bancorp, Inc., a bank holding company that operates out of 14 locations in central Kentucky. Mr. Correll is a Chairman of the Board of Directors of UTG and is currently UTG's largest shareholder through his ownership control of FSF. (see "PRINCIPAL HOLDERS OF SECURITIES")

VOTING SECURITIES OUTSTANDING

April 13, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof. On that date, UTG had outstanding 3,582,135 shares of common stock, no par value. No other voting securities of UTG are outstanding. The holders of such shares are entitled to one vote per share. There are no cumulative voting rights. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve each matter to be voted on at such meeting.

PRINCIPAL HOLDERS OF SECURITIES

The following tabulation sets forth the name and address of the entity known to be the beneficial owners of more than 5% of UTG’s Common Stock and shows: (i) the total number of shares of Common Stock beneficially owned by such person as of the record date, and the nature of such ownership; and (ii)) the percent of the issued and outstanding shares of stock so owned, and granted stock options available as of the same date.

  Title                                               Number of Shares                 Percent
   Of          Name and Address                         and Nature of                    of
  Class        of Beneficial Owner                  Beneficial Ownership              Class (1)
  -----        -------------------                  --------------------              ---------

Common         First Southern Funding, LLC              2,119,921 (2)                    59.2%
Stock no       99 Lancaster Street
Par value      P.O. Box 328
               Stanford, KY  40484

(1) The percentage of outstanding shares is based on 3,582,135 shares of Common Stock outstanding.

(2) First  Southern  Funding  LLC  ("FSF")  owns  1,130,747  shares of  Common  Stock  directly.  The aforementioned  amount does not include  additional  shares of Common  Stock that may be acquired under a stock  option  agreement.  Beneficial  ownership of up to 51% of the  outstanding  Common
    Stock can be acquired  under the Option  Agreement.  As of December 31, 2000, FSF could acquire a total of 19,108  additional  shares of Common  Stock under the Option  Agreement.  Includes:  (i)
    353,044  shares of Common Stock owned by First  Southern  Bancorp,  Inc.  ("FSBI").  (ii) 112,704
    shares of Common  Stock owned by Mr. Jesse T. Correll  directly.  150,545  shares of Common Stock held by Dyscim Holding Co., Inc., a Kentucky  corporation all of the outstanding  shares of which are owned by Mr.  Correll.  72,750  shares of Common Stock held by WCorrell  Limited  Partnership in which Mr.  Correll  serves as  managing  general  partner  and,  as such,  has sole voting and dispositive  power over the shares of Common  Stock held by it;  (iii)  183,033  shares of Common
    Stock owned by First  Southern  Capital  Corp.,  LLC;  (iv) 98,523 shares of Common Stock held by
    Cumberland Lake Shell,  Inc., all of the outstanding  voting shares of which are owned jointly by
    Ward F.  Correll and his wife.  As a result Ward F. Correll may be deemed to share the voting and dispositive  power over these shares;  (v) 18,575 shares of Common Stock owned by First  Southern
    Investments, LLC.

SECURITY OWNERSHIP OF MANAGEMENT OF UTG

The following tabulation shows with respect to each of the directors and nominees of UTG, with respect to UTG’s chief executive officer and each of UTG’s executive officers whose salary plus bonus exceeded $100,000 for fiscal 2000, and with respect to all executive officers and directors of UTG as a group: (i) the total number of shares of all classes of stock of UTG or any of its parents or subsidiaries, beneficially owned as of the record date and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned, and granted stock options available as of the same date.

  Title         Directors, Named Executive        Number of Shares              Percent
   of           Officers, & All Directors &        and Nature of                 of
Class          Executive Officers as a Group          Ownership                Class (1)
-----          -----------------------------          ---------                ---------

FCC's             John S. Albin                              0                     *
Common            Randall L. Attkisson                       0   (3)               *
Stock, $1.00      John W. Collins                            0                     *
par value         Jesse T. Correll                       1,217   (2)              2.2%
                  Ward F. Correll                            0                     *
                  Luther C. Miller                           0                     *
                  Theodore C. Miller                        15                     *
                  Millard V. Oakley                          0                     *
                  Robert V. O'Keefe                          0                     *
                  Robert W. Teater                           0                     *
                  Brad M. Wilson                             0                     *
                  All directors and executive officers   1,232                    2.3%
                  as a group (eleven in number)

UTG's             John S. Albin                         10,503 (4)                 *
Common            Randall L. Attkisson                       0 (3)                 *
Stock, no         John W. Collins                            0                     *
par value         Jesse T. Correll                   2,021,398 (2)               56.4%
                  Ward F. Correll                       98,523 (5)                2.8%
                  Luther C. Miller                           0                     *
                  Theodore C. Miller                         0                     *
                  Millard V. Oakley                     16,471                     *
                  Robert V. O'Keefe                        300 (6)                 *
                  Robert W. Teater                       7,380 (7)                 *
                  Brad M. Wilson                             0                     *
                  All directors and executive officers
                  as a group (eleven in number)      2,154,575                   60.1%

(1) The  percentage  of  outstanding  shares  for FCC is based  on  54,414  shares  of  Common  Stock outstanding.  The  percentage  of  outstanding  shares  for UTG is based on  3,582,135  shares of
    Common Stock outstanding.

(2) Jesse T. Correll owns 112,704  shares of UTG stock  individually.  In addition,  Mr. Correll is a director and officer of First Southern  Funding,  LLC & Affiliates which owns 1,908,694 shares of
    UTG and 1,217 shares of FCC's common stock. (See Principal Holders of Securities).

(3) Randall L.  Attkisson  is an  associate  and  business  partner of Mr. Jesse T. Correll and holds minority  ownership  positions  in certain of the  companies  listed as owning UTG and FCC Common
    Stock including First Southern Funding LLC and First Southern  Bancorp,  Inc.  Ownership of these shares is reflected in the ownership of Jesse T. Correll.

(4) Includes 392 shares owned directly by Mr. Albin's spouse.

(5) Cumberland  Lake Shell,  Inc. owns 98,523 shares of UTG Common Stock,  all of the outstanding voting  shares of which are owned by Ward F.  Correll and his wife.  As a result Ward F.  Correll may be deemed to share the voting and  dispositive  power over these  shares.  Ward F. Correll is the father of Jesse T.  Correll.  There are 72,750  shares of UTG Common  Stock owned by WCorrell
    Limited  Partnership in which Jesse T. Correll serves as managing  general  partner and, as such, has  sole  voting  and  dispositive  power  over the  shares  of  Common  Stock  held by it.  The aforementioned  72,750  shares are deemed to be  beneficially  owned by and listed under Jesse T.
    Correll in this section.

(6) All 300 shares are owned directly by Mr. O'Keefe's spouse.

(7) Includes 210 shares owned directly by Mr. Teater's spouse.

* Less than 1%.

Except as indicated above, the foregoing persons hold sole voting and investment power.

Directors and officers of UTG file periodic reports regarding ownership of Company securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 as amended, and the rules promulgated thereunder.

RECENT EVENTS

On April 11, 2001, United Trust Group, Inc. entered into two Assignment and Assumption Agreements with First Southern Bancorp, Inc. Pursuant to those agreements, First Southern Bancorp, Inc. assigned its rights and obligations, and United Trust Group, Inc. assumed such rights and obligations, under (i) the Common Stock Purchase Agreement, dated as of February 13, 2001, among First Southern Bancorp, Inc. and James E. Melville and family (the "Melville Purchase Agreement"), pursuant to which First Southern Bancorp, Inc. agreed to purchase 22,500 shares of United Trust Group, Inc. common stock and 544 shares of First Commonwealth Corporation common stock for purchase price of $8.00 per share and $200.00 per share, respectively, and (ii) the Common Stock Purchase Agreement, dated as of February 13, 2001, among First Southern Bancorp, Inc. and Larry E. Ryherd and family (the "Ryherd Purchase Agreement"), pursuant to which First Southern Bancorp, Inc. agreed to purchase 563,215 shares of United Trust Group, Inc. common stock for a purchase price of $8.00 per share. The Board of Directors of United Trust Group, Inc. approved United Trust Group, Inc.'s assumption of First Southern Bancorp, Inc.'s rights and obligations in the two stock purchase agreements at its meeting on March 28, 2001.

On April 12, 2001, United Trust Group, Inc. completed the purchase of 22,500 shares of United Trust Group, Inc. common stock and 544 shares of First Commonwealth Corporation common stock from James E. Melville and family pursuant to the Melville Purchase Agreement in exchange for five year promissory notes of United Trust Group, Inc. in the aggregate principal amount of $288,800. On April 12, 2001, United Trust Group, Inc. also completed the purchase from another family member of Mr. Melville of an additional 100 shares of United Trust Group, Inc. for a total cash payment of $800. The purchase for cash by United Trust Group, Inc. of an additional 39 shares of First Commonwealth Corporation common stock owned by Mr. Melville at a purchase price of $200.00 per share is currently pending. Mr. Melville was a former director of United Trust Group, Inc., First Commonwealth Corporation and the three insurance subsidiaries of United Trust Group, Inc.; he resigned from those boards on February 13, 2001.

On April 12, 2001, United Trust Group, Inc. also completed the purchase of 559,440 shares of United Trust Group, Inc. common stock from Larry E. Ryherd and family pursuant to the Ryherd Purchase Agreement for cash payments totaling $948,026 and a five year promissory note of United Trust Group, Inc. in the principal amount of $3,527,494. The purchase by United Trust Group, Inc. of the remaining 3,775 shares of United Trust Group, Inc. common stock to be purchased for cash at $8.00 per share pursuant to the Ryherd Purchase Agreement along with an additional 570 shares from certain parties to the Ryherd Purchase Agreement is currently pending. The promissory notes of United Trust Group, Inc. received by certain of the sellers pursuant to the Melville Purchase Agreement and the Ryherd Purchase Agreement will bear interest at a rate of 7% per annum (paid quarterly) with payments of principal to made in five equal annual installments, the first such payment of principal to be due on the first anniversary of the closing.

On April 12, 2001, United Trust Group, Inc. also purchased in a separate transaction 10,891 shares of United Trust Group, Inc. common stock from Robert E. Cook at a price of $8.00 per share. At the closing, Mr. Cook received $17,426 in cash and a five year promissory note of United Trust Group, Inc. (substantially similar to the promissory notes issued pursuant to the Melville and Ryherd Purchase Agreements described above) in the principal amount of $69,702. Mr. Cook was a director of United Trust Group, Inc. and First Commonwealth Corporation who resigned his position on January 8, 2001.

Upon completion of all of the repurchases of United Trust Group, Inc. common stock described above and the cancellation of those shares, United Trust Group, Inc.'s outstanding common stock will ultimately be decreased from 4,175,066 shares outstanding prior to any of such repurchases to 3,577,790 shares. Mr. Jesse T. Correll and related parties, including First Southern Bancorp, Inc., will after completion of all of the repurchases of United Trust Group, Inc. common stock described above own approximately in excess of 59% of the outstanding shares of United Trust Group, Inc. common stock. Mr. Correll is the Chairman and CEO of United Trust Group, Inc., First Commonwealth Corporation and the three insurance subsidiaries of United Trust Group, Inc.

THE BOARD OF DIRECTORS

In accordance with the laws of Illinois and the Certificate of Incorporation and Bylaws of UTG, as amended, UTG is managed by its executive officers under the direction of the Board of Directors. The Board elects executive officers, evaluates their performance, works with management in establishing business objectives and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business and other significant corporate business transactions. In the fiscal year ended December 31, 2000, the Board met 5 times. All directors attended at least 75% of all meetings of the board.

The Board of Directors has an Audit Committee consisting of Messrs. Albin, Collins, and Teater. The Audit Committee performs such duties as outlined in the Company’s Audit Committee Charter. The Audit Committee reviews and acts or reports to the Board with respect to various auditing and accounting matters, the scope of the audit procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors, the performance of UTG’s independent and internal auditors and the accounting practices of UTG. The Audit Committee also recommends to the full Board of Directors the auditors to be appointed by the Board. The Audit Committee met twice in 2000.

The compensation of UTG's executive officers is determined by the full Board of Directors (see report on Executive Compensation).

Under UTG’s Certificate of Incorporation, the Board of Directors may be comprised of between five and twenty-one directors. The Board currently has nine directors. Shareholders elect Directors to serve for a period of one-year at UTG’s Annual Shareholders’ meeting.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In connection with the December 31, 2000 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No.1. Based upon these reviews and discussions, the audit committee recommended to the Board of Directors on March 28, 2001, that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

               John S. Albin  -     Committee Chairman
               John W. Collins
               Robert W. Teater

ELECTION OF DIRECTORS

At the annual meeting of shareholders of UTG, eleven directors are to be elected, each director to hold office until the next annual meeting and until his successor is elected and qualified. Each nominee will be elected director by a majority of votes cast for such nominee. The persons named in the proxy intend to vote the proxies as designated for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substituted nominee or nominees; however, the management now knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected. Information with respect to business experience of the Board of Directors has been furnished by the respective directors or obtained from the records of UTG. The following individuals are nominees for the election of directors:

Name, Age                 Position with UTG, Business Experience and Other Directorships

John S. Albin  72         Director  of UTG since 1984 and FCC since  1992;  farmer in  Douglas  and Edgar counties,  Illinois,  since 1951;  Chairman of the Board of Longview State Bank since 1978;  President  of the  Longview  Capitol  Corporation,  a bank holding company, since 1978; Chairman of First National Bank of Ogden, Illinois,  since
                          1987;  Chairman  of the  State  Bank  of  Chrisman  since  1988;  Director  and
                          Secretary of Illini Community Development  Corporation since 1990; Commissioner of Illinois Student Assistance Commission since 1996.

Randall L. Attkisson  55  Director of UTG and FCC since 1999; Chief Financial Officer,  Treasurer,
                          Director or First Southern  Bancorp,  Inc. since 1986;  Treasurer,  Director of
                          First  Southern  Funding,  Inc. since 1992;  Director of The River  Foundation,
                          Inc. since 1990;  Treasurer,  Director of Somerset  Holdings,  Inc. since 1987;
                          President of Randall L. Attkisson & Associates from 1982 to 1986;  Commissioner
                          of  Kentucky   Department   of  Banking  &   Securities   from  1980  to  1982;
                          Self-employed Banking Consultant in Miami, FL from 1978 to 1980.

John W. Collins  74       Director of UTG since 2000;  Director  of FCC and certain  affiliate  companies since 1982.  Consultant and past President of Collins-Winston Group since 1976.

Jesse T. Correll  44      Chairman  and CEO of UTG  since  2000;  Director  of UTG and  FCC  since  1999;
                          Chairman,  President,  Director of First  Southern  Bancorp,  Inc.  since 1983;
                          President,  Director of First Southern  Funding,  Inc.  since 1992;  President,
                          Director of Somerset Holdings,  Inc. and Lancaster Life Reinsurance Company and
                          First Southern  Insurance Agency since 1987;  President,  Director of The River
                          Foundation since 1990;  President,  Director of Dyscim Holdings  Company,  Inc.
                          since  1990;  Director or Adamas  Diamond  Corporation  since 1980;  Secretary,
                          Director  Lovemore  Holding  Company since 1987;  President,  Director of North
                          Plaza of Somerset since 1990;  Director of St. Joseph Hospital,  Lexington,  KY
                          since 1997; Managing Partner of World Wide Minerals from 1978 to 1983.

Ward F. Correll   72      Director  of UTG  since  2000  and  FCC  since  1999;  President,  Director  of
                          Tradeway,  Inc. of Somerset, KY since 1973;  President,  Director of Cumberland
                          Lake Shell, Inc. of Somerset, KY since 1971;  President,  Director of Tradewind
                          Shopping Center,  Inc. of Somerset,  KY since 1966;  Director of First Southern
                          Bancorp,  Inc. of Stanford,  KY since 1988; Director of First Southern Funding,
                          Inc. of Stanford,  KY since 1991; Director of The River Foundation of Stanford,
                          KY since 1990;  and Director of Somerset  Holdings,  Inc.,  Lancaster  Life and
                          First Southern Insurance Agency of Stanford, KY since 1987.

Thomas F. Darden  46      Managing Partner of Cherokee  Investment Partners LLC, and President and CEO of
                          Cherokee Sanford Group, Inc. an affiliated  predecessor since 1983; Director of
                          BTI Telecom, Inc. since 1998; Director of Waste Industries,  Inc. (NASDAQ-WWIN)
                          since 1997;  Director of Winston Hotels,  Inc. (NYSE - WXH) since 1994; Trustee of Shaw  University  since 1993;  Member of the Board of Governors of Research,
                          Triangle  Institute  since  1998;  Former  Chairman  of  the  Triangle  Transit
                          Authority,  serving from 1993 to 1998 and Chairman from 1996 to 1997;  Prior to
                          1996, twice appointed to the North Carolina Board of Transportation.

Luther C. Miller  70      Director of UTG since 2000 and FCC since 1984;  Executive  Vice  President  and
                          Secretary  of FCC from  1984  until  1992;  officer  and  director  of  certain affiliate companies until 1992.

Millard V. Oakley  70     Director of UTG and FCC since 1999;  Presently serves on Board of Directors and
                          Executive  Committee of Thomas Nelson (NYSE - TNM), a publicly held  publishing company  based  in  Nashville,  TN;  Director  of  First  National  Bank of the
                          Cumberlands, Livingston-Cooksville,  TN; Lawyer with limited law practice since
                          1980;  State Insurance  Commissioner  for State of Tennessee from 1975 to 1979;
                          Served as General Counsel, United States House of Representatives,  Washington,
                          D.C.,  Congressional  Committee on Small Business from  1971-1973;  Served four elective  terms as County  Attorney  for  Overton  County,  Tennessee;  Elected
                          delegate to  National  Democratic  Convention  in 1964;  Served  four  elective terms  in  the  Tennessee  General  Assembly  from  1956  to  1964;  Lawyer  in
                          Livingston,  TN from  1953 to 1971;  Elected  to the  Tennessee  Constitutional
                          Convention in 1952.

Robert V. O'Keefe 79      Director of UTG since 2000 and FCC since 1993;  Director  and  Treasurer of UTG from 1988 to 1992;  Director of Cilcorp,  Inc.  from 1982 to 1994;  Director of
                          Cilcorp  Ventures,  Inc. from 1985 to 1994;  Director of Environmental  Science and Engineering Co. from 1990 to 1994.

William W. Perry  44      Owner of SES Investments,  Ltd., an oil and gas investments company since 1991;
                          President of EGL Resources,  Inc., an oil and gas  operations  company based in
                          Texas and New Mexico since 1992;  President of Midland  Yucca  Realty,  a Texas real estate investment  company since 1993;  Chairman of Perry & Perry, Inc., a
                          Texas  oil and gas  consulting  company  since  1977;  Member  of the  Board of
                          Managers  of Tall City  Equity Fund since  2001;  President  of Champion  Title
                          Group, a Florida based  consulting  business since 1999;  involved with,  Young
                          Life, youth organization as a leader,  Chairman of the international  Committee and National Board since 1977.

Robert W. Teater  74      Director of UTG since 1987 and FCC since 1992;  member of Columbus School Board
                          1991-2001;  Former  Director,  Ohio Department of Natural  Resources;  Founder,
                          Teater-Gebhardt  and  Associates,  Inc.,  a  comprehensive  consulting  firm in natural resources  development;  Combat veteran and retired Major General, Ohio
                          Army National Guard.

Others not seeking another term:

Robert E. Cook  75        Director of UTG from 1984 until January  2001;  Director of FCC from 2000 until
                          January 2001;  President of  Cook-Witter,  Inc., a governmental  consulting and lobbying firm with offices in Springfield,  Illinois,  from 1985 until 1990. On
                          January 8, 2001,  Mr.  Robert E. Cook  resigned  his position as a Director for both FCC and UTG.

James E. Melville  55     President  and Chief  Operating  Officer  from July 1997  until  January
                          2001;  Chief  Financial  Officer  of  UTG  1993-1997,   Senior  Executive  Vice
                          President of UTG 1992-1997;  President of certain Affiliate  Companies from May
                          1989  until  September  1991;  Chief  Operating  Officer of FCC from 1989 until
                          September 1991;  Chief Operating  Officer of certain  Affiliate  Companies from
                          1984  until  September  1991;   Senior  Executive  Vice  President  of  certain
                          affiliate  companies  from 1984 until 1989;  Consultant  to UTG from March 1992 through  September  1992;  President  and Chief  Operating  Officer  of certain affiliate  life  insurance  companies and Senior  Executive  Vice  President of non-insurance  affiliate  companies since 1992. On February 13, 2001, Mr. James
                          E. Melville resigned his position as a Director for both FCC and UTG.

EXECUTIVE OFFICERS OF UTG

More detailed information on the following officers of UTG appears under "Election of Directors":

Jesse T. Correll             Chairman of the Board and Chief Executive Officer
Randall L. Attkisson (1)     President and Chief Operating Officer

Other officers of UTG are set forth below:

Name, Age             Position with UTG, Business Experience and Other Directorships

Theodore C. Miller 38 Corporate  Secretary  since  December  2000,  Senior Vice  President  and Chief
                      Financial  Officer since July 1997;  Vice President and Treasurer since October
                      1992;  Vice President and Controller of certain  Affiliate  Companies from 1984 to 1992.

Brad M. Wilson 49     Chief  Administrative  Officer since December  2000,  Senior Vice President and
                      Chief Information Officer since 1992.

(1) A special joint meeting of the Boards of Directors of United Trust Group, Inc. and its
subsidiaries was held January 8, 2001, at which the termination of the employment agreement between
First Commonwealth Corporation and James E. Melville, dated July 31, 1997, and the termination of
James E. Melville as an officer or agent of United Trust Group, Inc. and all of its subsidiaries including the office of President with First Commonwealth Corporation were approved by the Boards of Directors of each of the companies.  At this same meeting, the Boards of Directors of each company approved the appointment of Randall L. Attkisson to fill all positions previously held by
Mr. Melville.

Mr. Attkisson is a member of the Board of Directors and Chief Financial Officer of First Southern
Funding, LLC and First Southern Bancorp, Inc., an affiliate of First Southern Funding, LLC.  First
Southern Bancorp, Inc. owns First Southern National Bank, which operates out of 14 locations in central Kentucky.  First Southern Funding, LLC and its affiliates are United Trust Group, Inc.'s largest shareholder.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid to or earned by UTG’s Chief Executive Officer and each of the Executive Officers of UTG whose salary plus bonus exceeded $100,000 during each of UTG’s last three fiscal years: Compensation for services provided by the named executive officers to UTG and its affiliates is paid by FCC (See Employment Contracts for Mssrs. Melville and Ryherd)

                                            Annual Compensation

                                                                             Other Annual
Name and                                                                   Compensation (1)
Principal Position                       Salary ($)          Bonus ($)            ($)

Jesse T. Correll (2)         2000             -                 -                 -
Chairman of the Board
Chief Executive Officer

Brad M. Wilson               2000           157,500         3,227                 3,150
Senior Vice President        1999           147,700         3,000                 6,815
Chief Information Officer    1998           139,000         2,900                 6,506

James E. Melville (4)        2000           238,200             -                     -
Former President, Chief      1999           238,200             -                33,084
Operating Officer            1998           238,200             -                31,956

Larry E. Ryherd (3)          2000           400,000             -                     -
Former Chairman of the Board 1999           400,000             -                21,230
Chief Executive Officer      1998           400,000             -                20,373

(1) Other  annual  compensation  consists of interest  earned on  deferred  compensation  amounts pursuant to employment  agreements  and UTG's  matching  contribution  to the First  Commonwealth
    Corporation Employee Savings Trust 401(k) Plan.

(2) On March 27, 2000,  Mr. Jesse T. Correll  assumed the position as Chairman of the Board and Chief
    Executive  Officer  of UTG and each of its  affiliates.  Mr.  Correll  did not  receive a salary, bonus or other compensation for his duties with UTG and each of its affiliates in the year 2000.

(3) On March 27, 2000, Mr. Larry E. Ryherd resigned as Chairman of the Board and Chief Executive
    Officer of UTG and each of its affiliates.

(4) On January 8, 2001, Mr. James E. Melville was terminated as President and Chief Operating
    Officer of UTG and each of its affiliates.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table summarizes for fiscal year ending, December 31, 2000, the number of shares subject to unexercised options and the value of unexercised options of the Common Stock of UTG held by the named executive officers. The values shown were determined by multiplying the applicable number of unexercised share options by the difference between the per share market price on December 31, 2000 and the applicable per share exercise price. There were no options granted to the named executive officers for the past three fiscal years.

                        Number of
                          Shares     Value         Number of Securities     Value  of  Unexercised  In
                       Acquired on   Realized     Underlying Unexercised    the Money Options/SARs at
                       Exercise (#)     ($)     Options/SARs at FY-End (#)          FY-End ($)

Name                                            Exercisable  Unexercisable  Exercisable  Unexercisable

Randall L. Attkisson        -            -              (A)        -             -             -
Jesse T. Correll            -            -           19,108        -             -             -
Theodore C. Miller          -            -                0        -             -             -
Brad M. Wilson              -            -                0        -             -             -

(A) Randall L. Attkisson is an associate and business partner of Mr. Jesse T. Correll and holds minority ownership positions in certain of the companies listed as owning UTG Common Stock including First Southern Funding LLC and First Southern Bancorp, Inc.  Ownership of exercisable options are reflected in the ownership of Jesse T. Correll.

Compensation of Directors

UTG’s standard arrangement for the compensation of directors provide that each director shall receive an annual retainer of $2,400, plus $300 for each meeting attended and reimbursement for reasonable travel expenses. UTG’s director compensation policy also provides that directors who are employees of UTG or directors or officers of First Southern Funding, LLC and related parties do not receive any compensation for their services as directors except for reimbursement for reasonable travel expenses for attending each meeting.

Employment Contracts

FCC entered into an employment agreement dated July 31, 1997 with Larry E. Ryherd. Formerly, Mr. Ryherd had served as Chairman of the Board and Chief Executive Officer of UTG and its affiliates, until his resignation on March 27, 2000. Pursuant to the agreement, Mr. Ryherd agreed to serve as Chairman of the Board and Chief Executive Officer of UTG and in addition, to serve in other positions of the affiliated companies if appointed or elected. The agreement provides for an annual salary of $400,000 as determined by the Board of Directors. The term of the agreement is for a period of five years. Mr. Ryherd has deferred portions of his income under a plan entitling him to a deferred compensation payment, which was paid to him on January 2, 2000, in the amount of $240,000, which included interest at the rate of approximately 8.5% annually. Additionally, Mr. Ryherd was granted an option to purchase up to 13,800 of the Common Stock of UTG at $17.50 per share. The option was immediately exercisable and transferable. At December 31, 2000, all previously granted options have expired. In accordance with the employment agreement, Mr. Ryherd continues to receive his annual Salary of $400,000 until the agreement expiration date of July 31, 2002. The entire $933,333 payable to Mr. Ryherd, from the date of his resignation until the end of his employment agreement was accrued, and thus expensed, by FCC in the first quarter of 2000.

FCC entered into an employment agreement dated July 31, 1997 with James E. Melville pursuant to which Mr. Melville is employed as President and Chief Operating Officer and in addition, to serve in other positions of the affiliated companies if appointed or elected at an annual salary of $238,200. The term of the agreement expires July 31, 2002. Mr. Melville has deferred portions of his income under a plan entitling him to a deferred compensation payment which was paid to him on January 2, 2000 of $400,000 which includes interest at the rate of approximately 8.5% annually. Additionally, Mr. Melville was granted an option to purchase up to 30,000 shares of the Common Stock of UTG at $17.50 per share. The option is immediately exercisable and transferable. At December 31, 2000, all previously granted options have expired. In accordance with the employment agreement, Mr. Melville continues to receive his annual Salary of $238,200 until the agreement expiration date of July 31, 2002. An accrual of $562,000 was established through a charge to general expenses at year-end 2000 for the remaining payments required pursuant to the terms of Mr. Melville’s employment contract and other settlement costs.

There are no other employment agreements in effect with any executive officers or employees of the Company.

REPORT ON EXECUTIVE COMPENSATION

Introduction

The compensation of UTG’s executive officers is determined by the full Board of Directors. The Board of Directors strongly believes that UTG’s executive officers directly impact the short-term and long-term performance of UTG. With this belief and the corresponding objective of making decisions that are in the best interest of UTG’s shareholders, the Board of Directors places significant emphasis on the design and administration of UTG’s executive compensation plans.

Executive Compensation Plan Elements

Base Salary. The Board of Directors establishes base salaries each year at a level intended to be within the competitive market range of comparable companies. In addition to the competitive market range, many factors are considered in determining base salaries, including the responsibilities assumed by the executive, the scope of the executive’s position, experience, length of service, individual performance and internal equity considerations. During the last three fiscal years, there were no material changes in the base salaries of the named executive officers, except for the compensation received by the newly appointed Chairman of the Board of Directors and Chief Executive Officer.

Stock Options. Stock options are granted at the discretion of the Board of Directors. There were no options granted to the named executive officers during the last three fiscal years.

Deferred Compensation. There are currently no deferred compensation arrangements with any executive officers or employees of the Company.

Chief Executive Officer

Larry E. Ryherd was the Chairman of the Board and Chief Executive Officer from 1984 until his resignation on March 27, 2000 (see Employment Contracts).

On March 27, 2000, Mr. Jesse T. Correll assumed the position of Chairman of the Board and Chief Executive Officer of UTG and each of its affiliates. Under Mr. Correll’s leadership, he has declined to receive a salary, bonus or other forms of compensation for his duties with UTG and each of its affiliates in the year 2000. As a reflection of Mr. Correll’s leadership, the Compensation of current and future executive officers of the Company will be determined by the Board of Directors using a “performance based” philosophy. The Board of Directors will consider UTG’s financial results and future salary decisions will be proportionately based on the profitability of the Company.

Conclusion.

The Board of Directors believes this Executive Compensation Plan provides a competitive and motivational compensation package to the executive officer team necessary to produce the results UTG strives to achieve. The Board of Directors also believes the Executive Compensation Plan addresses both the interests of the shareholders and the executive team.

                                         BOARD OF DIRECTORS

                      John S. Albin                       Luther C. Miller
                      Randall L. Attkisson                Millard V. Oakley
                      John W. Collins                     Robert V. O'Keefe
                      Jesse T. Correll                    Robert W. Teater
                      Ward F. Correll

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on UTG’s Common Stock during the five fiscal years ended December 31, 2000 with the cumulative total return on the NASDAQ Composite Index Performance and the NASDAQ Insurance Stock Index (1). The graph assumes that $100 was invested on December 31, 1995 in each of the Company’s common stock, the NASDAQ Composite Index, and the NASDAQ Insurance Stock Index, and that any dividends were reinvested.

(1)   UTG selected the NASDAQ Composite Index Performance as an appropriate comparison as UTG's
      Common Stock is traded on the NASDAQ Small Cap exchange under the sign "UTGI".  Furthermore,
      UTG selected the NASDAQ Insurance Stock Index as the second comparison because there is no similar single "peer company" in the NASDAQ system with which to compare stock performance and the closest additional line-of-business index which could be found was the NASDAQ Insurance
      Stock Index.  Trading activity in UTG's Common Stock is limited, which may be due in part as a result of UTG's low profile, and its reported operating losses.  The Return Chart is not intended to forecast or be indicative of possible future performance of UTG's stock.

The foregoing graph shall not be deemed to be incorporated by reference into any filing of UTG under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that UTG specifically incorporates such information by reference.

Compensation Committee Interlocks and Insider Participation

The following persons served as directors of UTG during 2000 and were officers or employees of UTG or its affiliates during 2000: Jesse T. Correll and James E. Melville. Accordingly, these individuals have participated in decisions related to compensation of executive officers of UTG and its subsidiaries.

During 2000, Jesse T. Correll and James E. Melville, executive officers of UTG, were also members of the Board of Directors of FCC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

Under the current structure, FCC pays a majority of the general operating expenses of the affiliated group. FCC then receives management, service fees and reimbursements from the various affiliates.

United Income, Inc. (“UII”) had a service agreement with United Security Assurance Company (“USA”). The agreement was originally established upon the formation of USA which was a 100% owned subsidiary of UII. Changes in the affiliate structure have resulted in USA no longer being a direct subsidiary of UII, though still a member of the same affiliated group. The original service agreement remained in place without modification. USA paid UII monthly fees equal to 22% of the amount of collected first year premiums, 20% in second year and 6% of the renewal premiums in years three and after. UII had a subcontract agreement with UTG to perform services and provide personnel and facilities. The services included in the agreement were claim processing, underwriting, processing and servicing of policies, accounting services, agency services, data processing and all other expenses necessary to carry on the business of a life insurance company. UII’s subcontract agreement with UTG states that UII pay UTG monthly fees equal to 60% of collected service fees from USA as stated above. The service fees received from UII were recorded in UTG’s financial statements as other income. With the merger of UII into UTG in July 1999, the sub-contract agreement ended and UTG assumed the direct contract with USA. This agreement was terminated upon the merger of USA into UG in December 1999.

USA paid $677,807 and $835,345 under their agreement with UII for 1999 and 1998, respectively. UII paid $223,753 and $501,207 under their agreement with UTG for 1999 and 1998, respectively. Additionally, UII paid FCC $30,000 and $0 in 1999 and 1998, respectively for reimbursement of costs attributed to UII. These reimbursements are reflected as a credit to general expenses.

UTG paid FCC $750,000, $600,000 and $0 in 2000, 1999 and 1998, respectively for reimbursement of costs attributed to UTG.

On January 1, 1993, FCC entered an agreement with UG pursuant to which FCC provides management services necessary for UG to carry on its business. UG paid $6,061,515, $6,251,340 and $8,018,141 to FCC in 2000, 1999 and 1998, respectively.

ABE pays fees to FCC pursuant to a cost sharing and management fee agreement. FCC provides management services for ABE to carry on its business. The agreement requires ABE to pay a percentage of the actual expenses incurred by FCC based on certain activity indicators of ABE business to the business of all the insurance company subsidiaries plus a management fee based on a percentage of the actual expenses allocated to ABE. ABE paid fees of $371,211, $392,005 and $399,325 in 2000, 1999 and 1998, respectively under this agreement.

APPL has a management fee agreement with FCC whereby FCC provides certain administrative duties, primarily data processing and investment advice. APPL paid fees of $444,000, $300,000 and $300,000 in 2000, 1999 and 1998, under this agreement.

Respective domiciliary insurance departments have approved the agreements of the insurance companies and it is Management’s opinion that where applicable, costs have been allocated fairly and such allocations are based upon generally accepted accounting principles.

Since the Company’s affiliation with FSF, UG has acquired mortgage loans through participation agreements with FSNB. FSNB services the loans covered by these participation agreements. UG pays a .25% servicing fee on these loans and a one-time fee at loan origination of .50% of the original loan amount to cover costs incurred by FSNB relating to the processing and establishment of the loan. UG paid $34,721, $11,578 and $0 in servicing fees and $91,392, $0 and $0 in origination fees to FSNB during 2000, 1999 and 1998, respectively.

The Company reimbursed expenses incurred by Mr. Correll and Mr. Attkisson relating to travel and other costs incurred on behalf of or relating to the Company. The Company paid $96,599, $39,336 and $0 in 2000, 1999 and 1998,respectively to First Southern Bancorp, Inc. in reimbursement of such costs.

On December 31, 1999, UTG and Jesse T. Correll entered a transaction whereby Mr. Correll, in combination with other individuals, made an equity investment in UTG. Under the terms of the Stock Acquisition Agreement, the Correll group contributed their 100% ownership of North Plaza of Somerset, Inc. to UTG in exchange for 681,818 authorized but unissued shares of UTG common stock. The Board of Directors of UTG approved the transaction at their regular quarterly board meeting held on December 7, 1999. North Plaza of Somerset, Inc. owns a shopping center in Somerset, Kentucky and a 50% partnership interest, or approximately 11,000 acres, of Kentucky timberland. North Plaza has no debt. The net assets have been valued at $7,500,000, which equates to $11.00 per share for the new shares issued.

Mr. Correll is a member of the Board of Directors of UTG and currently UTG's largest shareholder through his ownership control of FSF and its affiliates. Mr. Correll is the majority shareholder of FSF, which is an affiliate of First Southern Bancorp, Inc., a bank holding company that operates out of 14 locations in central Kentucky. Following the above transaction, as of December 31, 1999, Mr. Correll owns or controls directly and indirectly approximately 46% of UTG. At December 31, 2000, Mr. Correll owned or controlled directly and indirectly approximately 51% of UTG.

Following necessary regulatory approval, on December 29, 1999, UG was the survivor to a merger with its 100% owned subsidiary, USA. The merger was completed as a part of management’s efforts to reduce costs and simplify the corporate structure.

On July 26, 1999, the shareholders of UTG and UII approved a merger transaction of the two companies. Prior to the merger, UTG owned 53% of UTGL99 (refers to the former United Trust Group, Inc., which was formed in February of 1992 and liquidated in July of 1999) an insurance holding company, and UII owned 47% of UTGL99. Additionally, UTG held an equity investment in UII. At the time the decision to merge was made, neither UTG nor UII had any other significant holdings or business dealings. The Board of Directors of each company thus concluded a merger of the two companies would be in the best interests of the shareholders by creating a larger more viable life insurance holding group with lower administrative costs, a simplified corporate structure, and more readily marketable securities. Following the merger approval, UTG issued 817,517 shares of its authorized but unissued common stock to former UII shareholders, net of any dissenter shareholders in the merger. Immediately following the merger, UTGL99, which was then 100% owned by UTG, was liquidated and UTG changed its name to United Trust Group, Inc. (“UTG”).

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Kerber, Eck and Braeckel LLP (“KEB”) served as UTG’s independent certified public accounting firm for the fiscal year ended December 31, 2000 and for fiscal year ended December 31, 1999. In serving its primary function as outside auditor for UTG, KEB performed the following audit services: examination of annual consolidated financial statements; assistance and consultation on reports filed with the Securities and Exchange Commission and; assistance and consultation on separate financial reports filed with the State insurance regulatory authorities pursuant to certain statutory requirements. Audit Fees billed for these audit services in the year 2000 totaled $187,000, and audit fees billed for quarterly reviews of the Company’s financial statements totaled $16,496. No other services were performed by, and therefore no other fees were billed by, KEB for services in the current year.

UTG does not expect that a representative of KEB will be present at the Annual Meeting of Shareholders of UTG. No accountants have been selected for fiscal year 2001 because UTG generally chooses accountants shortly before the commencement of the annual audit work.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG’s proxy statement and form of proxy for the 2002 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before December 15, 2001.

Shareholder proposals submitted after March 24, 2002, will be considered untimely, and the proxy solicited by UTG for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

The management does not intend to bring any other business before the meeting of UTG’s shareholders and has no reason to believe that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgement.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its 2000 Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of the report may be obtained without charge by any shareholder. Requests for copies of the report should be sent to Theodore C. Miller, United Trust Group, Inc., 5250 South 6th Street Road, P.O. Box 5147, Springfield, Illinois, 62705-5147.

                                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                          UNITED TRUST GROUP, INC.

                                                          Theodore C. Miller, Secretary

Dated: May 7, 2001

                                                                                            Exhibit A

                                      United Trust Group, Inc.

                      Charter of the Audit Committee of the Board of Directors

I.      Audit Committee Purpose

           The Audit  Committee  is  appointed  by the  Board of  Directors  to  assist  the Board in fulfilling  its  oversight  responsibilities.  The Audit  Committee's  primary  duties and responsibilities are to:

           •Monitor the integrity of the Company's  financial  reporting  process and systems of internal controls regarding finance, accounting, and legal compliance.

           •Monitor the independence and performance of the Company's independent auditors.

           •Provide an avenue of communication among the independent auditors,  management, and the Board of Directors.

           Audit Committee has the authority to conduct any  investigation  appropriate to fulfilling its  responsibilities,  and it has direct  access to the  independent  auditors as well as anyone  in the  organization.  The Audit  Committee  has the  ability  to  retain,  at the
           Company's  expense,  special legal,  accounting,  or other consultants or experts it deems necessary in the performance of its duties.

II.     Audit Committee Composition and Meetings

           Audit  Committee  members shall meet the  requirements of the NASDAQ  Exchange.  The Audit
           Committee  shall be  comprised  of a minimum  of three and no more than six  directors  as determined by the Board, each of whom shall be independent  non-executive directors,  free from any  relationship  that would  interfere with the exercise of his or her  independent judgment.  All members of the Committee  shall have a basic  understanding  of finance and accounting and be able to read and  understand  fundamental  financial  statements and the regulatory  requirements of the Company's industry, and at least one member must have past employment experience in finance or accounting,  requisite  professional  certification in accounting,  or any  other  comparable  experience  or  background  which  results  in the individual's  financial  sophistication,  including being or having been a chief executive officer,  chief  financial  officer  or other  senior  officer  with  financial  oversight responsibilities.

           Audit  Committee  members shall be appointed by the Board.  If an audit committee Chair is not designated or present,  the members of the Committee may designate a Chair by majority vote of the Committee membership.

           The Committee shall meet at least two times annually,  or more frequently as circumstances dictate.  The Audit  Committee  Chair shall prepare and/or approve an agenda in advance of each meeting.  The Committee should meet privately in executive  session at least annually with management,  the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe  should be discussed.  The Committee may ask members of management or others to attend  meetings and provide  pertinent  information as necessary.  In addition,  the Committee,  or at least its Chair,  should  communicate with management  and the  independent  auditors  quarterly  to review the  Company's  financial statements and significant findings based upon the auditors limited review procedures.

III.    Audit Committee Responsibilities and Duties

           Review Procedures
           -----------------

           1.  Review and reassess the  adequacy of this  Charter at least  annually.  Submit the charter to the Board of Directors  for  approval  and have the document  published at least every three years in accordance with SEC regulations.

           2.  Review the Company's  annual audited  financial  statements prior to filings or distribution.
               Review  should  include  discussion  with  management  and  independent   auditors  of
               significant issues regarding accounting principles, practices, and judgments.

           3.  In consultation with the management, and the independent auditors,  consider the integrity of
               the  Company's  financial  reporting  processes  and  controls.   Discuss  significant
               financial risk exposures and the steps management has taken to monitor,  control,  and report  such  exposures.  Review  significant  findings  prepared  by the  independent auditors and the internal auditing department together with management's responses.

           4.  Review with  financial  management  and the  independent  auditors  the  company's  quarterly financial  statements  prior  to  filing  or  distribution.  Discuss  any  significant changes  to  the  Company's  accounting  principles  and  any  items  required  to  be communicated by the  independent  auditors in accordance with SAS 61. The Chair of the
               Committee may represent the entire Audit Committee for purposes of this review.

           Independent Auditors
           --------------------

           5.  The independent  auditors are ultimately  accountable to the Audit Committee and the Board of
               Directors.  The Audit Committee shall review the  independence  and performance of the auditors and  annually  recommend to the Board of  Directors  the  appointment  of the independent auditors or approve any discharge of auditors when circumstances warrant.

           6.  Approve the fees and other significant compensation to be paid to the independent auditors.

           7.  On an annual basis,  the Committee  should review and discuss with the  independent  auditors all  significant  relationships  they have with the  Company  that  could  impair  the auditors' independence.

           8.  Review the independent  auditors audit plan - discuss scope,  staffing,  locations,  reliance upon management, and internal audit and general audit approach.

           9.  Prior to  releasing  the  year-end  earnings,  discuss  the  results  of the  audit  with the independent  auditors.  Discuss certain  matters  required to be communicated to audit committees in accordance with AICPA SAS 61.

          10.  Consider the independent  auditors'  judgments about the quality and  appropriateness  of the
               Company's accounting principles as applied in its financial reporting.

           Other Audit Committee Responsibilities
           --------------------------------------

          11.  Review the annual plan prepared by the Company.

          12.  On at least  an  annual  basis,  review  with  the  Company's  counsel  or other  appropriate
               individuals,   any  legal  matters  that  could  have  a  significant  impact  on  the organization's  financial  statements,  the Company's  compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

          13.  Annually   prepare  a  report  to   shareholders   as   required   by  the   Securities   and
               Exchange
               Commission.  The report should be included in the Company's annual proxy statement.

          14.  Perform any other  activities  consistent  with this  Charter,  the  Company's  by-laws,  and governing law, as the Committee or the Board deems necessary or appropriate.

          15.  Maintain  minutes  of  meetings  and  periodically  report  to  the  Board  of  Directors  on significant results of the foregoing activities.

          16.  Annually  review a summary of director and officers'  related party  transactions  and potential conflicts of interest.